Exhibit 10.12.6

                           SEVENTH AMENDMENT TO LEASE

     THIS AMENDMENT made and entered into this 28th day of April, 2008, by and between PARK SPE, LLC, hereinafter called "Lessor," and CXT INCORPORATED, a Delaware corporation hereinafter called "Lessee."

                                    RECITALS

     WHEREAS, on April 1, 1993, the Lessor and Lessee entered into an agreement of Lease covering those certain premises described as a portion of those certain premises described as Spokane County Altered Binding Site Plan No. 87-17, Spokane County Binding Site Plan No. 88-21, and Spokane County Binding Site Plan No. 88-22, containing approximately 8,619,217 gross square feet (Building S-16), located at 3808 North Sullivan Road, situated in the County of Spokane, the State of Washington.

     WHEREAS, on March 28, 1996 the Lessor and Lessee entered into a First Amendment to Lease covering those certain premises whereby expanding its Premises to include 2.765 acres of Parcel A (located East of Tract A) and increasing the monthly Base Rent and Common Area Expenses.

     WHEREAS, on June 30, 1999 the Lessor and Lessee entered into a Second Amendment to Lease covering those certain premises whereby Lessee entered into a transaction wherein its stockholders sold all of their stock to L.B. Foster Company, which sales constituted a transfer of the Lessee's interest in the Lease requiring Lessor's consent. The Lease and all addendums and amendments thereto are hereinafter collectively referred to as the "Lease."

     WHEREAS, on November 7, 2002 the Lessor and Lessee entered into a Third Amendment to Lease covering those certain premises whereby extending the Term of the Lease for an additional year effective January 1, 2003.

     WHEREAS, on December 15, 2003 the Lessor and Lessee entered into a Fourth Amendment to Lease covering those certain premises whereby extending the Term of the Lease for an additional seven (7) months effective January 1, 2004.

     WHEREAS, on June 29, 2004 the Lessor and Lessee entered into a Fifth Amendment to Lease covering those certain premises whereby extending the Term of the Lease for an additional two (2) years effective August 1, 2004.

     WHEREAS, on May 9th, 2006 the said Lessor and Lessee entered into a Sixth Amendment to Lease covering those certain premises whereby extending the Term of the Lease for an additional two (2) years effective August 1, 2006.

     WHEREAS, the said Lessee now desires to extend the Term of the Lease for an additional two (2) year period effective August 1, 2008.

     NOW, THEREFORE, in consideration of the promises and agreements herein contained, it is hereby agreed as follows:

Article 3. Term, shall be amended as follows:

         The Term of the Lease shall be extended for an additional two (2) year period effective August 1, 2008 and shall end on July 31, 2010.

Article 4. Base Rent, Paragraph 4.1, shall be amended as follows:

         August 1, 2008 through July 31, 2010        $18,541.00 per month

     EXCEPT for the new terms and conditions listed above, all other terms and conditions of the Lease and any subsequent amendment(s) shall remain in full force and effect.

     IN WITNESS WHEREOF, the said Lessor and Lessee have executed this amendment to lease the day and year first written above.


LESSOR:                                           LESSEE:

PARK SPE, LLC                                     CXT INCORPORATED,
                                                  a Delaware corporation



/s/ Rob B. Gragg                                  /s/ Kevin R. Haugh
--------------------------                        ------------------
Rob B. Gragg, Authorized Representative           Kevin R. Haugh, Vice President



                                                  /s/ David Voltz
                                                  ---------------
                                                  David Voltz, Secretary

STATE OF WASHINGTON                 )
                                    ) ss.
COUNTY OF SPOKANE          )


On this 28th day of April,  2008, personally appeared Rob B.
        ----        ------
Gragg to me known to be the Authorized Representative of PARK SPE, LLC, the limited liability company, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                  /s/ Dale C. Porter
                  --------------------------------------------------------------

                  Name Printed: Dale C. Porter
                                ------------------------------------------------
                  NOTARY PUBLIC in and for the State of Washington, residing at Spokane Valley.

                  My Commission Expires: 8-01-2008
                                         ---------------------------------------





STATE OF PENNSYLVANIA               )
                                    ) ss.
COUNTY OF ALLEGHENY                 )


On this 2nd day of May, 2008  personally  appeared Kevin R. Haugh to me known to
        ---        ---
be the Vice President of CXT INCORPORATED, the Delaware corporation, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                  /s/ Nancy J. Gianni
                  --------------------------------------------------------------

                  Name Printed: Nancy J. Gianni
                                ------------------------------------------------
                  NOTARY   PUBLIC   in  and  for  the   State   of Pennsylvania,
                  residing at
                             ---------------------------------------------------

                  My Commission Expires: June 1, 2010
                                         ---------------------------------------

STATE OF PENNSYLVANIA               )
                                    ) ss.
COUNTY OF ALLEGHENY                 )


On this 2nd day of May, 2008,  personally  appeared David Volz to me known to be
        ---        ---
the Secretary of CXT INCORPORATED, the Delaware corporation, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                  /s/ Nancy J. Gianna
                  --------------------------------------------------------------

                  Name Printed: Nancy J. Gianni
                                ------------------------------------------------
                  NOTARY   PUBLIC   in  and  for  the   State   of Pennsylvania,
                  residing at
                             ---------------------------------------------------

                  My Commission Expires: June 1, 2010
                                         ---------------------------------------